SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K


                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 1999

                    VIVID TECHNOLOGIES, INC.
     (Exact Name of Registrant as Specified in Its Charter)

                            DELAWARE
         (State or Other Jurisdiction of Incorporation)

           0-28946                              04-3054475
      (Commission File Number)    (I.R.S. Employer Identification No.)

          10E Commerce Way, Woburn, MA              01801
    (Address of Principal Executive Offices)     (Zip Code)

                         (781) 938-7800
      (Registrant's Telephone Number, Including Area Code)

                              N/A
  (Former Name or Former Address, if Changed Since Last Report)


Item 7.  Financial Statements and Exhibits

(c)  Exhibits.
     The registrant is filing this current report on Form 8-K for the purpose of filing the following exhibits:

          10.01 Agreement by and between the registrant and Herbert Janisch.

          10.02 Agreement by and between the registrant and Ambassador L. Paul Bremer, III.

          10.03 Promissory Note and Stock Pledge Agreement of Kristoph D. Krug in favor of the registrant.

          10.04 Promissory Note and Stock Pledge Agreement of Daniel J. Silva in favor of the registrant.

          10.05         Points of Agreement by and between the
                        registrant and Gilardoni S.p.A.

          10.06 Agreement for Vivid Distribution, Manufacture, License and Purchase of Gilardoni Products (System and FEP Platform), by and between the registrant and Gilardoni S.p.A.

          10.07         Agreement for Gilardoni Distribution,
                        Manufacture, License and Purchase of Vivid Products (Operator Console & Systems), by and between the registrant and Gilardoni S.p.A.





                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VIVID TECHNOLOGIES, INC.


Date: October 12, 1999         By:  /s/  William J. Frain
                               William J. Frain
                               Chief Financial Officer and Treasurer


                          EXHIBIT INDEX

Exhibit No.                   Description

10.01 Agreement by and between the registrant and Herbert Janisch.

10.02 Agreement by and between the registrant and Ambassador L. Paul Bremer, III.

10.03           Promissory Note and Stock Pledge Agreement of
                Kristoph D. Krug in favor of the registrant.

10.04           Promissory Note and Stock Pledge Agreement of
                Daniel J. Silva in favor of the registrant.

10.05           Points of Agreement by and between the
                registrant and Gilardoni S.p.A.

10.06           Agreement for Vivid Distribution,
                Manufacture, License and Purchase of
                Gilardoni Products (System and FEP Platform), by and between the registrant and Gilardoni S.p.A.

10.07           Agreement for Gilardoni Distribution,
                Manufacture, License and Purchase of Vivid
                Products (Operator Console & Systems), by and between the registrant and Gilardoni S.p.A.

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